                                                                     EXHIBIT (t)
                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Senior Debt Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Institutional Senior Floating-Rate Fund with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

           SIGNATURE                                        TITLE                           DATE
           ---------                                        -----                           ----


/S/ JAMES B. HAWKES                                  President, Principal
------------------------------------                 Executive Officer and              February 22, 1999
James B. Hawkes                                      Trustee


/S/ JAMES L. O'CONNOR                                Treasurer and Principal
------------------------------------                 Financial and                      February 22, 1999
James L. O'Connor                                    Accounting Officer


/S/ JESSICA M. BIBLIOWICZ                            Trustee                            February 22, 1999
------------------------------------
Jessica M. Bibliowicz


/S/ DONALD R. DWIGHT                                 Trustee                            February 22, 1999
------------------------------------
Donald R. Dwight


/S/ SAMUEL L. HAYES, III                             Trustee                            February 22, 1999
------------------------------------
Samuel L. Hayes, III


/S/ NORTON H. REAMER                                 Trustee                            February 22, 1999
------------------------------------
Norton H. Reamer


/S/ LYNN A. STOUT                                    Trustee                            February 22, 1999
------------------------------------
Lynn A. Stout


/S/ JOHN L. THORNDIKE                                Trustee                            February 22, 1999
------------------------------------
John L. Thorndike


/S/ JACK L. TREYNOR                                  Trustee                            February 22, 1999
------------------------------------
Jack L. Treynor